UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 24, 2006

Artesyn Technologies, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-4466	59-1205269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7900 Glades Rd., Suite 500, Boca Raton, Florida		33434-4105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (561) 451-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operation and Financial Condition.

Artesyn Technologies today released financial information for the thirteen weeks ended March 31, 2006. A copy of the press release is attached as Exhibit 99.

The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

          (d)  Exhibits.

                The following exhibit is furnished herewith:

Exhibit Number	Description

99	Artesyn Technologies, Inc. Press Release, dated April 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESYN TECHNOLOGIES, INC.

(Registrant)

Dated: April 24, 2006	By:	/s/ Gary R. Larsen

	Name:	Gary R. Larsen
	Title:	Vice President - Finance, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

99	Artesyn Technologies, Inc. Press Release, dated April [24], 2006.